Exhibit 10.61
AMENDMENT NO. 1 TO CONTRIBUTION AGREEMENT
     THIS AMENDMENT NO. 1 TO CONTRIBUTION AGREEMENT (this “Agreement”), dated as of September 14, 2010, by and among Campus Crest Communities, Inc., a Maryland corporation (the “Company”), and Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership” and, together with the Company, the “Company Entities”), and Carl H. Ricker, Jr., an individual resident in the State of North Carolina, hereinafter referred to as “Ricker”.
W I T N E S S E T H:
     WHEREAS, the Company Entities and Ricker have entered into that certain Contribution Agreement, dated as of May 13, 2010 (the “Contribution Agreement”); and
     WHEREAS, the Company Entities and Ricker desire to amend Section 1.3(ii) of the Contribution Agreement.
     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties to the Contribution Agreement hereby agree that the Contribution Agreement shall be amended as follows:
     1. Amendment to Section 1.3(ii). Section 1.3(ii) of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:
     “(ii) 66,667 limited partnership units in the Operating Partnership and”
     2. Amendment to Section 4.1(g). Section 4.1(g) of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:
     “(g) Allow any of the Ricker Entities to make or pay any distributions or dividends to any person, except in the ordinary course of business consistent with past practice.”
     3. Contribution of Campus Crest Ventures V, LLC Membership Interest. In the event that Ricker contributes his interest in Campus Crest at Carrollton, LLC to Campus Crest Ventures V, LLC, a Delaware limited liability company (“CCV V”), and receives, in exchange therefore, a membership interest in CCV V (the “CCV V Interest”), Ricker shall contribute the CCV V Interest to the Operating Partnership at the Closing. The contribution by Ricker of the CCV V Interest to the Operating Partnership shall be part of the other Formation Transactions for which Ricker shall receive the consideration set forth in the Contribution Agreement, as amended by this Amendment. The Company Entities agree that the transaction set forth in this Section 3 shall not be considered a breach of or default under any provision of the Contribution Agreement, as amended by this Amendment.
     4. Contribution of CC-Encore, LLC Membership Interest. In the event that Ricker or an affiliate owns an interest (the “Encore Interest”) in CC-Encore, LLC, a Delaware limited liability company (“Encore”), at the Closing, Ricker shall contribute, or cause to be contributed, the Encore Interest to the Operating Partnership at the Closing. The contribution by Ricker of the Encore Interest to the Operating Partnership shall be part of the other Formation Transactions for which Ricker shall receive the consideration set forth in the Contribution Agreement, as amended by this Amendment. The Company Entities agree that the transaction set forth in this Section 4 shall not be considered a breach of or default under any provision of the Contribution Agreement, as amended by this Amendment.
     5. Remainder of Contribution Agreement Unchanged. Except as amended by this Amendment, the Contribution Agreement shall otherwise remain in full force and effect.
     6. Governing Law. This Amendment shall be governed by and construed under the laws of the State of North Carolina, without giving effect to choice of law principles thereof.
     7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY ENTITIES:

CAMPUS CREST COMMUNITIES, INC.

By:	/s/ Donald L. Bobbitt, Jr.
Name:	Donald L. Bobbitt, Jr.
Title:	Chief Financial Officer

CAMPUS CREST COMMUNITIES
OPERATING PARTNERSHIP, LP

By:	Campus Crest Communities GP, LLC, Its General Partner

By:	Campus Crest Communities, Inc.
Its Sole Member

	By:	/s/ Donald L. Bobbitt, Jr.
	Name:	Donald L. Bobbitt, Jr.
	Title:	Chief Financial Officer

RICKER:

/s/ Carl H. Ricker, Jr.
Carl H. Ricker, Jr.

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